FTE Networks

Building Stronger Connections

FTNW

www.ftenet.com

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements relating to the business of FTE Networks, Inc. ("FTE Networks" hereinafter). All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. These statements involve risks and uncertainties that may cause actual results to differ materially from those anticipated, believed, estimated or expected. These risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are based on FTE Networks' current expectations and beliefs concerning future developments and their potential effects on FTE Networks. There is no assurance that future developments affecting FTE Networks will be those anticipated by FTE Networks. FTE Networks undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws.

THE PROBLEM

THERE HAS BEEN AN EXPLOSIVE GROWTH FOR DATA USAGE

for the IoT, 4K Video, local data storage, etc.



TOTAL POPULATION
INTERNET USERS
ACTIVE SOCIAL MEDIA USERS
UNIQUE MOBILE USERS
ACTIVE MOBILE SOCIAL USERS
we are social
7.395 BILLION
3.419 BILLION
2.307 BILLION
3.790 BILLION
1.968 BILLION

Networks have been built to support millions but will soon need to have capacity to connect billions

Significant network capacity constraints & DELAY
='s Poor user experience & unhappy cell phone and internet users

Source: https://wearesocial-net.s3.amazonaws.com/uk/wp-content/uploads/sites/2/2016/01/Global-Snapshot-Jan-2016.png

FTE Networks

THE MISSION

Facebook's Mission:

"CONNECT THE WORLD"

FTE Networks' Mission:

"ENABLE THE CONNECTION"

COMPANY OVERVIEW

Nearly a decade of experience providing quality services with a robust set of best practice processes, automation solutions, and tools to simplify challenges with delivery of network infrastructure

FIBER OPTICS | DATA CENTER INFRASTRUCTURE | WIRELESS INTEGRATION| NETWORK ENGINEERING

Building Stronger Connections

- End-to-end network infrastructure solutions
- Service Provider focused on the Technology & Communications Networks Industries

Current Customers & Target Markets

- Tier 1 & 2 Carriers
- MSO/Cable
- Network Infrastructure Providers
- OEMS
- Major ISPs
- Government


61,000
Engineering Surveys Completed


7,200
Miles of Fiber Built


25,000
Rack and Stack Integrations

OUR STRATEGY

Financial Discipline

- Increase financial and operational flexibility
- Improve balance sheet

Profitable & Efficient Operations

- Target top operating & financial metrics
- Pursue continuous improvement
- Drive leakage out of operations

Business Development

- Optimize customer portfolio through strategic partnerships
- Expand portfolio within customer base
- Higher margin, recurring revenue

Invest & Diversify

- Leverage innovative technology and expertise
- New growth opportunities
- Deploy world-class Managed Network Services platform

FTE NETWORKS INFRASTRUCTURE PORTFOLIO

Market Comparison & Competitive Landscape

	Fiber-to-the-X	Wireless Integration	Data Center	Network Engineering
Market Forecast	$2.5B-$15.2B* 2016-2019	$10B-$55.6B 2015-2019	$130B-$170B 2016-2021	$258M-$209M 2016-2019
Growth Rate	82.5%	40.93%	5.5%	-6.78%
Representative Companies	BEAR, H&M Hennels & McCoy, Black & Veatch, Bechtel, MasTec	Bechtel, Proxim Wireless, MasTec, Black & Veatch, Cambium Networks	Bluestream, telamon simplifying business, AFL	Bluestream, MasTec, Bechtel, H&M Hennels & McCoy
	Source: IGR Research *Includes 5G starting in 2018	Source: IGR Research	Source: Knowledge Sourcing Intelligence DCI Forecast	Source: IGR Research

FTE Projects
Minimum 50% Growth YoY
2016 | 2017

EVOLUTION TO A NEW NETWORK MODEL

INCREASE IN CONNECTED DEVICES ESCALATING DEMANDS ON NETWORK

CURRENT CONNECTIVITY FLOW

(Constrained Capacity, High Latency)


<3ms
20-500ms

FTE Managed Network Services

Meeting the New Data Curve


Network
Compute
Storage
FTE Edge Node (Micro Data Center)
5ms & 1GB Capacity

No Delays

Increased Capacity

Enhanced Customer Experience

A PARADIGM SHIFT IN COMMUNICATIONS NETWORKS

- Leverages Core/Current Business
- Embraces Facebook/Google Open Source operating model
- Agile in nature
- Software-based network eliminates need for expensive fail-safe infrastructure
- Hosting content at edge reduces access costs by 50%

Lower Capital Model

Better Network Performance

Annuity-Based Revenue Model

Prototype Built – Beta in Early 2017

The Solution

Compute to the Edge Platform


Software-Based
Open Hardware
Converged Cloud

Distributed software based network on commodity, multi-purpose hardware, converged cloud, & multi-access network services

MARKET ENGAGEMENT & CUSTOMER BENEFITS

Initial Target Market Sectors


REITs
Carriers
RETAILERS

Participation in Key Consortia

OPEN Compute Project

openEDGEcomputing

TELECOM INFRA PROJECT

CUSTOMER BENEFITS

- Agility to Deliver Innovative Services Quickly & Create New Revenue Streams
- Flexibility to Meet Evolving & Advancing Technology Requirements
- Improved Customer Experience & Retention
- Reduced Costs – CAPEX & OPEX

MARKET PRESENCE



17
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9
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19

OUR LOCATIONS

1. *Naples, FL (Headquarters)
2. Florida
3. Georgia
4. North Carolina
5. Pennsylvania
6. New York
7. Indiana
8. Illinois
9. Iowa
10. Missouri
11. Kansas
12. Oklahoma
13. Texas
14. Colorado
15. Idaho
16. Nevada
17. Washington
18. California
19. London

Growing footprint in key markets; anticipate at least 22 markets by YE 2016

POSITIONED FOR EXPONENTIAL GROWTH

- Achieved peak revenue of $12M in December 2012 but dramatically scaled back business due to working capital constraints as a result of reverse merger
- Revenue $16.9 million in 2014 and $14.4 million in 2015 during restructuring
- **Successful turnaround beginning in Q1 2016**
  - Proven management team
  - 50% revenue growth anticipated in 2016 over previous year
  - Executed several new contracts totaling up to $166 Million over the next three years
    - expands national footprint
  - Gross Margin / Profitability Improvement
    - Shifted revenue mix to higher margin revenue
    - Gross Margins improved from 21% to 39%
      - period over period 1H' 2016
  - Strengthened balance sheet
  - Clean capital structure
- Continued growth momentum
  - Positioning for uplist onto major public market exchange



Q2 2016 ACCOMPLISHMENTS

- Quarter over Quarter Revenue Growth
  - Increased revenues by $1,066,985 **(51.0%)** in Q2 over Q1 2016
- Quarter over Quarter Gross Margin Improvement
  - Increased gross margins from 37% to 39% **(4.0%)** in Q2 over Q1 2016
- Awarded additional contracts with customers that include Fortune 500
  - Bringing total pipeline over three years to approximately **$166 Million** in annualized revenue
    - Expanded service offerings
    - Expanded market footprint

KEY INVESTMENT HIGHLIGHTS

Substantial Market & Growth Opportunity in Core Markets Through 2020 (FTE 50% YoY)

Increasing Competitive Position via New Operating Model to Uniquely Capitalize on Services in Market Today

Diversified Portfolio with New Offering that Provides Annuity-Based Services

Solid Organic Growth Opportunities with a Balanced/Diversified Customer Base

Management Team with Expertise in New/Emerging Networking Technologies & Disruptive Operating Models

Favorable Growth Characteristics

- Revenue growth quarter over quarter

Favorable Competitive Structure

- Leading position nationally
- Highly fragmented industry with substantial room for consolidation and growth

Customer's Increasing Focus On:

- Efficient, agile, cost effective service delivery
- Reduced investment
- Provider that offers end-to-end solutions

The Industry Is Changing:

- Scale & speed to market matter

1H' 2016 BUSINESS ACCOMPLISHMENTS

Financial Summary 1H16

	Q1 Actual	Q2 Actual	1H Total
Revenue			
OSP	$ 896,397	$ 1,066,985	$ 1,963,382
ISP	$ 545,398	$ 712,401	$ 1,257,799
Engineering	$ 642,351	$ 1,358,812	$ 2,001,163
Staffing	$ 9,246	$ 24,516	$ 33,762
Total Revenue	$ 2,093,392	$ 3,162,714	$ 5,256,106
Gross Margin			
Total Gross Margin	$ 780,387	$ 1,229,356	$ 2,009,743
Margin (%)	37%	39%	38%
Net Income	$ (1,099,355)	$ (1,058,729)	$ (2,158,084)

Increased revenues by $1,066,985 (51.0%) in Q2 over Q1 2016

Increased margins from 37% to 39% (4.0%) in Q2 over Q1 2016



1H 2016 REVENUE
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
OSP
ISP
Staffing
Total...



Gross Margin
$1,500,000
$1,000,000
$500,000
$-
Q1
Q2



EBITDA
$-
$(200,000)
$(400,000)
$(600,000)
Q1
Q2

FTE Networks

KEY TAKEAWAYS

Substantial Market & Growth Opportunity

- Core business markets have huge growth opportunity through 2020
- Current contracts signed bolster 2017 performance
- Capitalizing on new and incremental opportunities for growth with compute to the edge by creating new network services providing annuity-based revenues in 2017

Diversified Product/Customer Portfolio

- Service offering is well diversified
- Increasing national & global reach
- New service offering provides customers with customized value chain creation by market providing annuity-based services for end-customers

Optimal Capitalization Structure, Leadership & Strategy

- Significant growth opportunities – both organic and through acquisition
- Continue to grow revenue and take market share from competitors
- Increasing competitive position through evolution to a modern network service provider, embracing a new operating model to uniquely capitalize on services in market today

LEADERSHIP TEAM

MICHAEL PALLESCHI

CHIEF EXECUTIVE OFFICER, Chairman of the Board

- Over 20 years senior management experience in major telecommunications companies, spanning across operations, technology and infrastructure deployment. Prior to founding FTE Networks, he lead multi-billion dollar fiber and network expansions across the country for Level 3 Communications. Additional experience includes leading high caliber network architecture and deployment teams in Qwest Communications and MCI. He is a customer focused, results driven executive that has successfully lead companies from start up and turn around to high growth and profitability.

DAVID LETHEM

CHIEF FINANCIAL OFFICER

- 30 years of senior management experience in finance, accounting, audit and SOX compliance. Prior to joining FTE, Mr. Lethem was the Director of Finance and Audit for Audit Management Solutions. He was directly responsible for the financial, operational, and audit management of both public and private companies during that time, working the banking, telecommunications, mobile marketing, manufacturing, and finance sectors. Additionally, his experience during that time involved reverse mergers, SEC compliance, international operations, and technical accounting matters.

LYNN MARTIN

CHIEF OPERATING OFFICER

- Over 25 years of senior management experience leading infrastructure deployment, software and technology businesses working with Tier One Network Operators, Fortune 500 and Global 2000 clients Prior to joining FTE, he was head of the communications, software, and technology division of Nexius where he was responsible for profitably growing the business by delivering end-to-end network solutions for emerging technologies, such as Open Source/NFV/SDN and infrastructure services. He also served as Executive Director of Telcordia Technologies, where he ran the company's next generation software product line, was a senior strategist in Accenture's Network Practice, and spent over a decade at Level 3 Communications at VP of Operational Integration and Process Management.

ANTHONY SIROTKA

CHIEF BUSINESS DEVELOPMENT OFFICER

- Over 20 years of senior management experience in the telecommunications and construction industries spanning across engineering, construction and infrastructure. Prior to joining FTE Networks, he was principal of LQ Optics. He also was responsible for more than 500 million dollars of mission-critical new construction in the northeast during his tenure with Level 3 Communications. Additionally, he lead a 500,000 sq. foot retrofit of the Time Inc. building while with McCann Construction. He currently serves as an active board member on the 1420 York Avenue Condominium Board.

KIRSTIN GOOLDY

CHIEF COMPLIANCE OFFICER

- Ms. Gooldy has over 22 years senior management experience in telecommunications and technology. Her experience spans across public and private, internal and domestic companies leading strategy, operations, finance/accounting, capital markets. Prior to joining FTE Networks, she was the CFO of Powerstorm ESS (PSTO) and prior to that CFO of a Nigerian e-commerce company. Additionally, she was the SVP of a boutique investment banking group. She was a founding senior officer of TelePacific Communications leading various teams across treasury, finance and legal. She currently serves on the board for National Waste Management (NWMH).

MIKE BONEWITZ

CHIEF TECHNOLOGY OFFICER

- Mr. Bonewitz has over 20 years of senior management experience in communications network engineering and information technology industries developing cutting edge capabilities via advanced IT automation and data analytics driving operational and financial performance. Prior to FTE, he was VP of Strategy and Product Development for Cloud services, Fiber engineering and construction at Nexius where he developed and launched the company's first fiber deployment program supporting multiple Tier 1 service providers in the US. He also led the company strategy and participation in Open Compute Project (OCP) as a Platinum member and as an original member of Facebook's Telcom Infra Project (TIP). He has held previous technology and engineering leadership positions focused on NFV/SDN, Network Optimization and integration with Ericsson, Zayo and Level 3.

BOARD OF DIRECTORS

INTERNAL

MICHAEL PALLESCHI | Chief Executive Officer, Chairman of the Board

- 20 years of executive management, operations and infrastructure deployment experience in the telecommunications industry

INDEPENDENT

BRAD MITCHELL | Board Director

- President, Texas TelePacific Communications (a leading managed services provider)
- 30 years of executive management and sales experience in the telecommunications industry

CHRISTOPHER FERGUSON | Compensation Committee Chair

- Managing Director of Tern Capital Partners, LLC
- 22 years of experience in financial and investment management, legal and staffing solutions

LUISA INGARGIOLA | Audit Committee Chair

- Chief Financial Officer, MagneGas (NASDAQ)
- Over 25 years of finance and investment management experience in the energy and technology industries

PATRICK O'HARE | Board Director

- Sr. Vice President of Operations, ZenFi Networks
- Over 25 years of operations, management and execution experience in the telecommunications industry

KEY STOCK STATISTICS


$

TICKER: FTNW

EXCHANGE: OTC:QX

SHARE PRICE: $0.525
(as of 10/14/2016)

COMMON SHARES OUTSTANDING: 75.9 Million

MARKET CAPITALIZATION: $39.9 Million

FISCAL YEAR END: December 31, 2016

FTE Networks

FTE NETWORK CONTACTS

KIRSTIN GOOLDY
CHIEF COMPLIANCE OFFICER
INVESTOR RELATIONS
(877) 878-8136
ir@ftenet.com

CORPORATE

999 Vanderbilt Beach Road
Suite 601
Naples, FL 34108
(239) 878-8136

NEW YORK OFFICE

375 Park Avenue
Suite 2607
New York, NY 10052
(212) 763-0061

LONDON OFFICE

Level 1, Devonshire House
One Mayfair Place
Mayfair, W1J 8AJ
United Kingdom
+44 (0) 207 268 4921

FTE Networks

Building Stronger Connections

FTNW

www.ftenet.com